SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

--------------

FORM 8-K/A

(Amendment No. 2)

Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 10, 2018

---------------

SITESTAR CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-27763	88-0397234
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1518 Willow Lawn Drive
Richmond, VA		23230
(Address of principal executive offices)		(Zip Code)

(434) 382-7366

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Explanatory Note:

This Amendment No. 2 on Form 8-K/A (the “Amended Form 8-K”) supplements information originally reported in that certain Current Report on Form 8-K of Sitestar Corporation (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) on January 17, 2018 (the “Original Filing”), as amended by that certain Amendment No. 1 on Form 8-K/A filed with the SEC on March 2, 2018 (the “Amendment No. 1”).

Under Item 2.01 in the Original Filing, the Company reported, among other things, that its wholly-owned subsidiary, Mt Melrose, LLC (“Mt Melrose”), had completed a first acquisition of certain residential and other income-producing real estate properties located in Lexington, Kentucky pursuant to the terms of that certain previously-reported Master Real Estate Asset Purchase Agreement dated December 10, 2017 between the Company and Mt. Melrose, LLC, a Kentucky limited liability company owned by Jeffrey I. Moore, Chairman of the Board of the Company.

The sole purpose of this Amended Form 8-K is to amend Item 9.01 of the Original Filing to provide the financial statements and any additional information required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b) with respect to Mt Melrose’s acquisition of said real estate properties, which such financial statements and information were not included in the Original Filing (being required not later than 71 calendar days after the date of the Original Filing).

Except with respect to the herein provided financial statements and information under Item 9.01, this Amended Form 8-K does not modify or update any other disclosure or information contained in the Original Filing, as amended by the Amendment No. 1.  This Amended Form 8-K should be read in conjunction with the Original Filing, as amended by the Amendment No. 1.

In accordance with the applicable requirements of Rule 3-14 or Rule 8-06 (for smaller reporting companies) and Article 11 or Rule 8-05 (for smaller reporting companies) of SEC Regulation S-X, the Company hereby provides the following financial statements and pro forma financial information, respectively, with respect to Mt Melrose’s acquisition of said real estate properties:

Item 9.01 - Financial Statements and Exhibits.

(a)	Financial statements of real estate properties acquired:
-	Independent Auditor’s Report*
-	Audited Combined Statements of Revenue and Certain Expenses*
-	Notes to Audited Combined Statements of Revenue and Certain Expenses*

* Furnished herewith as Exhibits 99.1, 99.2, and 99.3, respectively, and incorporated in this Item 9.01(a) by reference.

(b)	Pro forma financial information:
-	Unaudited Pro Forma Consolidated Balance Sheet**
-	Unaudited Pro Forma Consolidated Statements of Income**

** Furnished herewith as Exhibits 99.4 and 99.5, respectively, and incorporated in this Item 9.01(b) by reference.

(c)	Shell company transactions – none.
(d)	Exhibits:

Exhibit No.	Exhibit Description
99.1	Independent Auditor’s Report

99.2	Audited Combined Statements of Revenue and Certain Expenses
99.3	Notes to Audited Combined Statements of Revenue and Certain Expenses
99.4	Unaudited Pro Forma Consolidated Balance Sheet
99.5	Unaudited Pro Forma Consolidated Statements of Income

Sitestar Corporation

Exhibit Index

Exhibit No.	Exhibit Description
99.1	Independent Auditor’s Report
99.2	Audited Combined Statements of Revenue and Certain Expenses
99.3	Notes to Audited Combined Statements of Revenue and Certain Expenses
99.4	Unaudited Pro Forma Consolidated Balance Sheet
99.5	Unaudited Pro Forma Consolidated Statements of Income

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 28, 2018		SITESTAR CORPORATION

	By:	/s/ Steven L. Kiel
Steven L. Kiel
President & CEO